Equity Transactions related to Teekay Tankers	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
Equity Transactions related to Subsidiary	Equity Transactions related to Teekay Tankers
In the second half of 2024, Teekay Parent purchased 849,532 of Teekay Tankers Class A common shares through open market purchases for $50.0 million at an average price of $58.85 per share.

In the second quarter of 2023, Teekay Parent purchased 132,479 of Teekay Tankers Class A common shares through open market purchases for $4.8 million at an average price of $35.95 per share.

As a result of the share transactions related to Teekay Tankers, the Company recorded an increase to accumulated deficit of $6.8 million in 2024 and a decrease to accumulated deficit of $0.5 million in 2023. These amounts represent Teekay's net dilution losses and gains from the Teekay Tankers share transactions.